UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
December 22, 2008
Date of report (Date of earliest event reported)
HUBBELL INCORPORATED
(exact name of registrant as specified in its charter)

CONNECTICUT	1-2958	06-0397030

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
584 Derby Milford Road, Orange, Connecticut 06477-0589
(Address of Principal Executive Offices) (Zip Code)
(203) 799-4100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

ITEM 8.01.	Other Events.
     On December 22, 2008, Hubbell Incorporated (NYSE: HUBA, HUBB) issued the press release attached as Exhibit 99.1 hereto announcing that Hubbell wiring products will be combined with Hubbell electrical products to form the new Hubbell electrical systems products under the leadership of Gary Amato, the current Group Vice President responsible for Hubbell electrical products. The newly formed electrical systems products will combine with lighting products, led by Scott Muse, to comprise Hubbell’s Electrical Segment. In addition, Bill Tolley, the current Group Vice President responsible for Hubbell wiring products, will now assume responsibility for the Hubbell Power Segment, with headquarters in Columbia, SC and serving utility customers around the world.

ITEM 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, Hubbell Announces Organizational Changes, dated December 22, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED
	By:	/s/ David G. Nord
		Name:	David G. Nord
Dated: December 22, 2008		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, Hubbell Announces Organizational Changes, dated December 22, 2008.

4